Significant Accounting Policies (Details) (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
Vessels' depreciation method	straight-line basis
Vessel's useful life	25 years
Provision for doubtful receivables	$ 0	$ 0
Vessel salvage value per LWT	200
Fleet utilization assumption	98.00%
Inflation assumption	3.00%
Vessel impairment loss	0	0	303,219,000
Sensitivity analysis description	In particular, the Company modified the utilization ratio, reducing it from approximately 98% to approximately 92% under a worst case scenario, in order to illustrate the increased idle time of vessels under a weak market environment.
Assets held for sale	0	0
Annual average BDI price		$ 1,206	$ 920